                                AMENDMENT NO. 1

                                      TO

                           PRODUCT SUPPLY AGREEMENT


     This Amendment No. 1 is effective 1 March 2000 by and between, AIR PRODUCTS AND CHEMICALS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called "Seller"), and CLARK REFINING & MARKETING, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called "Buyer").



                               WITNESSETH THAT:

     WHEREAS, Seller and Buyer are parties to a Product Supply Agreement dated as of 1 August 1999 (hereinafter referred to as the "Agreement"); and


     WHEREAS, the parties now wish to further amend the Agreement as set forth herein.


     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, Seller and Buyer agree to amend the Agreement as follows:


1.   In Section 4.1.9 Density Determination, delete the first sentence in this section in its entirety and replace with the following sentence: "The flowing gas density of the refinery fuel gas stream shall be determined using an on-line gas chromatograph."

2.   Delete Section 4.1.15 Calibration of Gas Densitometer in its entirety.

3. In Appendix I, delete in its entirety the paragraph beginning "LHVrf and HHVrf shall be as calculated..." and replace it with the following:

"LHVrf and HHVrf shall be calculated monthly by Seller based on averaging Seller's gas chromatograph-based determination of the refinery fuel heating values. LHVng and HHVng shall be the monthly average values of each as provided by the supplier(s) of natural gas. The quantity of BTU's purchased by Seller from Buyer shall be determined by Seller's metering and chromatograph on a BTU/month, HHV basis."

4. All defined terms set forth herein without definition shall have the meaning given such term in the Agreement.

5. Except as set forth herein, all other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers as of the date first written above.


                                       AIR PRODUCTS AND CHEMICALS, INC.

                                       By: /s/ John Xxxxxx
                                           ----------------------------
                                       Title: Vice President
                                              -------------------------

                                       CLARK REFINING & MARKETING, INC.

                                       By: /s/ Ken Xxxxxx
                                           ----------------------------
                                       Title: Technical Manager
                                              -------------------------

                                AMENDMENT NO. 1

                                      TO

                           HYDROGEN SUPPLY AGREEMENT

     This Amendment No. 1 is effective 1 March 2000 by and between, AIR PRODUCTS AND CHEMICALS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called "Seller"), and PORT ARTHUR COKER COMPANY L.P., a limited partnership organized and existing under the laws of the State of Delaware (hereinafter called "Buyer").

                               WITNESSETH THAT:

     WHEREAS, Seller and Buyer are parties to a Hydrogen Supply Agreement dated as of 1 August 1999 (hereinafter referred to as the "Agreement"); and

     WHEREAS, the parties now wish to further amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, Seller and Buyer agree to amend the Agreement as follows:

1. Delete Section 7.6 One Time Charges in its entirety and replace with the following:

     "Section 7.6 One Time Charges. No later than 1 September 2000, Buyer shall pay Seller a lump sum for each of the following items:


          Flare Stack                                         $521,180
          Control Building Protection                         $296,640
          Senior Orifice Meter Run for Refinery Fuel Gas      $ 26,800
          H\\2\\S Analyzer for Spill Gas Feed                 $ 56,700"

2. In Appendix 1, delete in its entirety the paragraph beginning "LHVrf and HHVrf shall be calculated..." and replace it with the following:

"LHVrf and HHVrf shall be calculated monthly by Seller based on averaging Seller's gas chromatograph-based determination of the refinery fuel heating values. LHVng and HHVng shall be the monthly average values of each as provided by the supplier(s) of natural gas. The quantity of BTU's purchased by Seller from Clark shall be determined by Seller's metering and chromatograph on a BTU/month, HHV basis."

3. All defined terms set forth herein without definition shall have the meaning given such term in the Agreement.

4. Except as set forth herein, all other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, parties hereto have caused this Agreement No. 1 to be executed by their duly authorized officers as of the date first written above.


                                       AIR PRODUCTS AND CHEMICALS, INC.

                                       By: /s/ John Xxxxxx
                                           ----------------------------
                                       Title: Vice President
                                       -------------------------

                                       PORT ARTHUR COKER COMPANY L.P.

                                       By: SABINE RIVER HOLDING CORP.,
                                           as General Partner

                                       By: /s/ Ken Xxxxxx
                                           ----------------------------
                                       Title: Vice President
                                              -------------------------